EXHIBIT 10(aj)

December 1, 2000

Playtex Products, Inc.

Fax: 203-341-4260                                    Fax: 416-983-1553
Phone: 203-341-4264                                  Phone: 416-983-0774
Attn: Glenn Forbes                                   Contact: Melissa Rawlinson

Reference: SWAP Transaction Confirmation (Reference: # 548632T)

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the transaction entered into between us on the Trade Date specified below (the "Transaction" or "Swap Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement as specified below. This Confirmation supersedes any previous Confirmation of other communication with respect to the Transaction and evidences a complete and binding agreement between us as to the terms of the Transaction.

The definitions and provisions contained in the 2000 ISDA Definitions (the "Definitions") as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the even of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of and is subject to the ISDA Master Agreement dated as of July 21, 1998 as amended and supplemented from time to time (the "Agreement") between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly noted below.

Each party represents to the other that it is entering into this Transaction as principal (and not as agent or in any other capacity) with the full understanding of the terms, conditions and risks thereof and that it is capable of and willing to assume those risks.

The terms of the particular Transaction to which this Confirmation relates are as follows:

National Amount                             USD 150,000,000.00
Trade Date                                  November 30, 2000
Effective Date                              December 4, 2000
Termination Date                            December 4, 2001 subject to
                                            adjustment in accordance with the
                                            Modified Following Business Day
                                            Convention Floating Payments

Floating Rate Payer                         Toronto-Dominion (New York), Inc.
Floating Rate Payer
Payment Dates                               Quarterly on the 4th of each March,
                                            June, September and December
                                            commencing March 5, 2001 up to and
                                            including the Termination Date
                                            subject to adjustment in accordance
                                            with the Modified Following
                                            Business Day Convention
Floating Rate for Initial Calculation
Period                                      To be determined
Floating Rate Option                        USD-LIBOR-BBA
Designated Maturity                         3 months
Spread                                      Inapplicable
Floating Rate Day Count Fraction            Actual/360
Reset Dates                                 The first day of each Calculation
                                            Period
Compounding                                 Inapplicable

Fixed Payments
Fixed Rate Payer                            Playtex Products, Inc.
Fixed Rate Payer Payment Dates              Quarterly on the 4th of each March,
                                            June, September and December
                                            commencing March 5, 2001 up to and
                                            including the Termination Date
                                            subject to adjustment in accordance
                                            with the Modified Following
                                            Business Day Convention
Fixed Rate                                  6.38250%
Fixed Rate Day Count Fraction               Actual/360
Calculation Agent                           Toronto-Dominion (New York), Inc.
Business Days                               London New York
Netting of Payments                         Applicable
Fees                                        Inapplicable

Offices

The Office of Toronto-Dominion (New York), Inc. for this Transaction is its New York Office. The Office of Playtex Products, Inc. for this Transaction is its Westport Office.

Account Details

Payments to Playtex Products, Inc. in USD

Please advise
Payments to Toronto-Dominion (New York), Inc. in USD

      Bank of America, New York
      BOFAUS3N
      Toronto-Dominion (New York), Inc.
      6550-113535

Please confirm that the foregoing correctly sets forth the terms of our agreement by a return facsimile to Toronto-Dominion (New York), Inc. Attention:
DERIVATIVE OPERATIONS AND TECHNOLOGY, facsimile number ******001-416-982-6796.

This Confirmation may be executed in one or more counterparts, either in original or facsimile form, each of which shall constitute one and the same agreement. When executed by the parties through facsimile transmission, this Confirmation shall constitute the original agreement between the parties and the parties hereby adopt the signatures printed by the receiving facsimile machine as the original signatures of the parties.